COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS INTERNATIONAL VALUE FUND AND THE MORGAN
STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR
EAST (EAFE(R)) INDEX

EXHIBIT A:

                                   MORGAN STANLEY
                DREYFUS               CAPITAL
 PERIOD     INTERNATIONAL       INTERNATIONAL EUROPE,
                 VALUE          AUSTRALASIA, FAR EAST
                 FUND             (EAFE(R)) INDEX *

 9/29/95        10,000                10,000
 8/31/96        10,643                10,580
 8/31/97        12,317                11,538
 8/31/98        12,240                11,522
 8/31/99        15,690                14,480





* Source: Lipper Analytical Services, Inc.


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COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS  PREMIER TECHNOLOGY GROWTH FUND CLASS A SHARES
WITH THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX  AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

EXHIBIT A:

                                               STANDARD
           DREYFUS PREMIER       MORGAN      & POOR'S 500
 PERIOD       TECHNOLOGY         STANLEY      COMPOSITE
                GROWTH             HIGH         STOCK
                 FUND           TECHNOLOGY      PRICE
           (CLASS A SHARES)     35 INDEX *     INDEX **

10/13/97        9,427            10,000        10,000
11/30/97        8,258             8,498        10,114
2/28/98         9,955             9,997        11,151
5/31/98        10,053            10,157        11,638
8/31/98         9,133             9,018        10,251
11/30/98       13,024            13,636        12,508
2/28/99        17,783            17,552        13,353
5/31/99        21,344            19,162        14,085
8/31/99        24,405            22,465        14,332

* Source: Morgan Stanley & Co. Incorporated
**Source: Lipper Analytical Services, Inc.


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COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN DREYFUS AGGRESSIVE GROWTH FUND AND THE STANDARD &
POOR'S 500 COMPOSITE STOCK PRICE INDEX

EXHIBIT A:

                  STANDARD           DREYFUS
                & POOR'S 500       AGGRESSIVE
 PERIOD        COMPOSITE STOCK       GROWTH
                PRICE INDEX*          FUND

9/29/95              10,000         10,000
8/31/96              11,391         18,168
8/31/97              16,019         16,056
8/31/98              17,320          6,848
8/31/99              24,215          8,672


*Source: Lipper Analytical Services, Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

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COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN DREYFUS MIDCAP VALUE FUND
WITH THE RUSSELL MIDCAP INDEX AND THE
RUSSELL MIDCAP VALUE INDEX
EXHIBIT A:

PERIOD
         RUSSELL                DREYFUS
         MIDCAP      RUSSELL     MIDCAP
          VALUE      MIDCAP      VALUE
         INDEX*      INDEX *      FUND

9/29/95  10,000      10,000     10,000
8/31/96  11,165      11,058     12,688
8/31/97  15,285      14,827     19,724
8/31/98  14,770      13,835     14,335
8/31/99  17,999      18,237     22,321

*Source: Lipper Analytical Services, Inc.

IN DREYFUS AGGRESSIVE VALUE FUND WITH THE WILSHIRE
MIDCAP VALUE INDEX, THE WILSHIRE LARGE COMPANY VALUE
INDEX  AND THE RUSSELL 1000 VALUE INDEX


EXHIBIT A:
                                WILSHIRE
            DREYFUS   WILSHIRE    LARGE   RUSSELL
          AGGRESSIVE    MIDCAP   COMPANY  1000
 PERIOD      VALUE      VALUE     VALUE   VALUE
             FUND       INDEX*    INDEX*  INDEX*

9/29/95     10,000     10,000    10,000    10,000
8/31/96     16,100     10,793    11,259    11,344
8/31/97     23,114     14,436    15,264    15,829
8/31/98     19,180     13,453    15,599    16,445
8/31/99     24,053     15,029    19,137    21,391

*Source: Lipper Analytical Services, Inc.


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COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN DREYFUS EMERGING LEADERS FUND
AND THE RUSSELL 2000 INDEX

EXHIBIT A:


                                      DREYFUS
 PERIOD          RUSSELL 2000    EMERGING LEADERS
                    INDEX *            FUND

9/29/95           10,000               10,000
8/31/96           10,888               14,609
8/31/97           14,041               21,103
8/31/98           11,317               18,820
8/31/99           14,527               28,333

*Source: Lipper Analytical Services, Inc.

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